                   AMENDMENT AND FORBEARANCE AGREEMENT

    THIS AMENDMENT AND FORBEARANCE AGREEMENT ("Agreement") is dated as of May 9, 1996 between Silicon Valley Bank ("Silicon"), on the one side, and Wahlco, Inc. ("Borrower"), on the other side.

                                  RECITALS

    A. Silicon and Borrower are parties to (1) the Loan and Security Agreement (the "Silicon Agreement") dated October 26,1995, as amended from time to time;
(2) the Loan and Security Agreement (Exim) (the "Exim Agreement") dated October 26, 1995, as amended from time to time; (3) the Loan and Security Agreement
(CEFO) (the "CEFO Agreement") dated September 8, 1996, as amended from time to time; the Silicon agreement, the Exim Agreement and the CEFO Agreement are collectively referred to as the "Loan Agreements"). Terms defined in the Loan Agreements are used herein as therein defined. The Loan Agreements and all other agreements, documents and instruments relating thereto or executed in connection with therewith are referred to collectively as the "Loan Documents".

    B. Wahlco Environmental Systems, Inc. entered into a Continuing Guaranty dated September 8, 1995 in favor of Silicon regarding the Obligations, as reaffirmed by that Reaffirmation of Continuing Guaranty dated October 26, 1995; and Wexford Capital Corporation, WES Acquisition Corp., Wexford Capital Partners II, L.P. and Wexford Overseas Partners I, L.P. entered into a Continuing Guaranty dated October 26, 1995 in favor of Silicon regarding the Obligations.

    C. Borrower and Wahlco Environmental Systems, Inc. have failed to comply with various financial covenants applicable to such parties as set forth in the Loan Agreements as specified in a letter dated March 4, 1996 from Silicon to Borrower; and on and about February 29, 1996 Borrower reported insufficient collateral to support its then outstanding Obligations under the Silicon Agreement, thus creating an overadvance in the approximate amount of $314,000 (collectively, the foregoing occurrences are collectively referred to as the "Violations").

    D. Due to the Violations, Events of Defaults exist under the Loan Documents. Borrower has requested that (1) Silicon forbear from exercising its rights and remedies under the Loan Documents regarding such Events of Defaults and (2) that certain amendments be made to the Loan Documents in order to provide for the possibility of additional borrowings under the Loan Agreements. As an accommodation to the Borrower, Silicon has agreed to the foregoing requests, subject in all respects, however, to the terms and conditions set forth in this Agreement.

    NOW, THEREFORE, the parties agree as follows:

    1. ACCURACY OF RECITALS. The parties hereto acknowledge and agree that the foregoing Recitals are true and accurate.

    2. ACKNOWLEDGMENT OF INDEBTEDNESS. The Borrower acknowledges and agrees that as of the date hereof it is indebted to Silicon in the aggregate principal amount of $560,250 under the CEFO Agreement, $1,400,000 under the Exim Agreement and $527,485.35 under the Silicon Agreement (including letter of credit obligations in the approximate amount of $227,485 having a maturity of December 31, 1996), plus, in each case, interest, costs, expenses and charges due under the Loan Documents relating thereto.

    3. AMENDMENT FEE. Concurrently herewith, Borrower shall pay to Silicon a fee in the amount of $7,500, which shall be in addition to all interest and all other amounts payable hereunder and which shall not be refundable.

    4. AMENDMENT TO CREDIT LIMIT OF SILICON AGREEMENT. The section of the Schedule to the Silicon Agreement entitled "Credit Limit (Section 1.1)" is hereby deleted and replaced with the following:

  "CREDIT LIMIT
    (Section 1.1):                An amount not to exceed the lesser of: (i)
                                  $3,000,000 at any one time outstanding LESS the Exim Obligations (as defined below), PROVIDED that Credit Limit and the Loans outstanding hereunder shall in no event be greater than the Adjusted Cash Collateral
                                  Amount (as defined below).

                             It is understood and agreed that the Obligations under the CEFO Agreement shall not be considered to be Obligations for purposes of this Agreement or the Exim Agreement.

                             The term "EXIM OBLIGATIONS" means the aggregate amount of the Obligations under the Exim Agreement from time to time outstanding.

                             The term "CASH COLLATERAL AMOUNT" shall mean the amount of the cash collateral pledged to Silicon under the Pledge Agreement dated May 9, 1996 by WES Acquisition Corp. in favor of Silicon.

                             The term "ADJUSTED CASH COLLATERAL AMOUNT" shall mean the Cash Collateral Amount LESS the amount thereof that Silicon has determined represents the appropriate reserve for interest, which shall be in the reasonable discretion of Silicon.


LETTER OF CREDIT SUBLIMIT:   Silicon, in its reasonable discretion, will from
                             time to time during the term of this Agreement issue letters of credit for the account of the Borrower ("Letters of Credit"), in an aggregate amount at any one time outstanding not to exceed
                             $1,000,000, upon the request of the Borrower, provided that, on the date the Letters of Credit are to be issued, Borrower has available to it
                             Loans hereunder in an amount equal to or greater than the face amount of the Letters of Credit to be issued. Prior to the issuance of any Letters of Credit, Borrower shall execute and deliver to Silicon Applications for Letters of Credit and such other documentation as Silicon shall specify
                             (the "Letter of Credit Documentation"). Fees for the Letters of Credit shall be as provided in the Letter of Credit Documentation. Letters of Credit may not have a maturity date beyond the October 7, 1996, provided that if on the Maturity Date, or on any earlier effective date of termination, there are any outstanding letters of credit issued by Silicon or issued by another institution based upon an application, guarantee, indemnity or similar agreement on the part of Silicon, then on such date Borrower shall provide to Silicon cash collateral in an amount equal to the face amount of all such letters of credit plus all interest, fees and cost due or to become due in connection therewith, to secure all of the Obligations relating to said letters of credit, pursuant to Silicon's then standard form cash pledge agreement, which shall include, among other things, a provision to the effect that any cash so pledged shall continue to be held by

                             Silicon for a period not less than 30 days after the expiration and termination of any such letters of credit.
                             The Credit Limit set forth above and the Loans available under this Agreement at any time shall be reduced by the face amount of Letters of Credit from time to time outstanding. The letters of credit issued and outstanding as of the date hereof shall be 100% collateralized under the Pledge Agreement dated as of even date herewith by WES Acquisition Corp. in favor of Silicon."


    5. MODIFICATIONS TO FINANCIAL COVENANTS; REPORTING REQUIREMENTS. Each of the Loan Agreements is hereby amended by deleting all financial covenants as set forth in the section of the Schedule to each of the Loan Agreements entitled "Financial Covenants (Section 4.1)". Further, the only financial reporting that is required under the Loan Agreements is that each of the Borrower and Wahlco Environmental Systems, Inc. shall within 30 days after the end of each month, provide to Silicon a monthly financial statement relating to, and prepared by, each of Borrower and Wahlco Environmental Systems, Inc. together such other information as Silicon may reasonably request.

    6. EXIM AGREEMENT; CEFO AGREEMENT. Silicon and Borrower hereby agree and acknowledge that there shall be no further Loans under the Exim Agreement. Prior to the date hereof, Borrower hereby acknowledges that it has reduced the Obligations under the CEFO Agreement by the sum of $107,083.

    7. PLEDGE AGREEMENT; ADDITIONAL EVENT OF DEFAULT; PAYMENT ON MATURITY DATE. As a condition to the effectiveness of this Agreement, WES Acquisition Corp. shall enter into a cash pledge agreement (the "Pledge Agreement") in form and substance satisfactory to Silicon and shall deposit with Silicon the initial sum of $2,027,500. The termination or attempted termination by WES Acquisition Corp. of the Pledge Agreement, other than in accordance thereof, shall constitute an immediate Event of Default under the Loan Agreements and a Termination Event as set forth herein. Borrower understands and agrees that WES Acquisition Corp. has agreed to pay the Obligations on its behalf upon the Maturity Date as set forth in the Pledge Agreement, and Borrower agrees to permit WES Acquisition Corp. to make such a payment on its behalf at such time, PROVIDED nothing herein shall diminish or otherwise affect the Borrower's obligations to pay the Obligations when due or any of its other duties under the Loan Documents regardless of the actions or agreements of WES Acquisition Corp.

    8. ADDITIONAL PERMITTED INDEBTEDNESS. Borrower intends to borrow the sum of $400,000 from Ragle Financial, a California limited partnership (the "Ragle Loan"). Payments relating to the Ragle Loan are as follows: (a) an initial fee of $24,000 payable upon the making of the Ragle Loan, (b) a fee of $42,000 payable on the first anniversary date of the making of the Ragle Loan and (c) payment in full of the Ragle Loan 20 months after the making thereof. Silicon hereby agrees that the Ragle Loan as described herein shall constitute permitted indebtedness under the Loan Documents.

    9. ACKNOWLEDGMENT REGARDING OBLIGATIONS; ACKNOWLEDGMENT OF DEFAULT UNDER THE LOAN DOCUMENTS. Borrower acknowledges and agrees that the amounts set forth in Section 2 above are owed to Silicon without offset, claim or defense in connection therewith, all of which Borrower hereby waives. The Borrower acknowledges and agrees that (i) the existing default under the Loan Documents constitutes a material default under the Loan Documents, (ii) any notices which must be given and any grace periods or cure periods which must expire, prior to Silicon exercising any of its rights and remedies in connection with the Loan Documents, have been given, complied with and expired and, in any event, are hereby waived by Borrower, and (iii) as a consequence, Silicon is now entitled to immediately exercise all of its rights and remedies under the Loan Documents, at law or in equity, including, without limitation, its right to declare all "Obligations" (as defined in each of the Loan Agreements) to be immediately due, payable and performable, except to the extent that Silicon agrees to forbear from exercising those rights and remedies in this Agreement.

    10. FORBEARANCE; NEW DEFAULT. All rights and remedies of Silicon in connection with the existing default under the Loan Documents are hereby reserved, but, except as otherwise specifically provided herein, Silicon agrees to forbear from exercising its rights and remedies in connection with the existing default under the Loan Documents until the earlier to occur of the following (a "Termination Event"): (i) October 25, 1996 or (ii) the occurrence of a "New Default" (as defined below). For purposes of this Agreement, the term "New Default" shall mean any failure of the Borrower in the performance of any of the terms or conditions of, or any breach of any representation or warranty under, or any other default, event of default or Event of Default, under this Agreement, the Loan Documents, any other agreements, instruments or documents entered into in connection therewith, and as amended hereby, except that "New Default" shall not include any of the foregoing which have occurred prior to the date hereof, and of which Silicon has actual knowledge, prior to the date hereof. Upon a Termination Event, Silicon's agreement hereunder to forbear from exercising its rights or remedies shall immediately terminate, without the requirement of any demand, presentment, protest or notice of any kind, all of which Borrower hereby waives, and Silicon may at any time thereafter proceed to exercise any and all of its rights and remedies, including without limitation, its rights and remedies in connection with the existing defaults under the Loan Documents, all of which are hereby reserved.

    11. ENFORCEABILITY OF OBLIGATIONS; WAIVER AND CONSENTS. Borrower agrees that (i) the Obligations are secured by the collateral described in the Loan Documents, (ii) the Loan Documents are in full force and effect, and enforceable against Borrower in accordance with their respective terms, as amended hereby, (iii) the Borrower has no offsets, claims or defenses to or in connection with the Obligations, or the terms of the Loan Documents, all of which offsets, claims or defenses are hereby waived. Borrower hereby waives and affirmatively agrees not to allege or otherwise pursue any and all defenses, affirmative defenses, counterclaims, claims, causes of actions, setoffs or other rights that it may have as of the date hereof relating to the Obligations, the Loan Documents, or the collateral therefor, including, but not limited to, any right to contest the existing defaults under the Loan Documents, the liens and security interests in favor of Silicon, or the conduct of Silicon in administering any such indebtedness or agreements.

    12. COVENANTS, REPRESENTATIONS AND WARRANTIES. The Borrower hereby makes the following covenants, representations and warranties:

         12.1 AUTHORITY. The Borrower is duly authorized to enter into, and perform its obligations under, this Agreement and the agreements, instruments and documents contemplated hereby. The execution, delivery and performance by Borrower of this Agreement will not violate any law or any provision of, nor are there any grounds for acceleration under, any agreement, note, or instrument which is binding upon Borrower.

         12.2 NO MISREPRESENTATIONS. Without limiting any rights or remedies Silicon may have under law or in equity, Borrower agrees that all written statements and information provided by Borrower to Silicon pursuant to, or in connection with, this Agreement or the negotiations leading to this Agreement, have been true, complete and prepared in good faith by management with the best information available in all material respects, and none of the same contain any material omissions of any fact or matter necessary to keep the statements and information therein from being misleading.

         12.3 INDEMNITY. The Borrower agrees to indemnify and hold Silicon harmless from and against any and all losses, debts, damages, liabilities, claims, demands, actions, causes of actions, lawsuits, penalties, judgments, costs and expenses (including, without limitation, attorneys' fees of counsel of Silicon's choice), of every nature and description, which Silicon may sustain or incur, based upon, arising out of, or in any way relating to any representations or warranties of Borrower being untrue or misleading, or this Agreement.

    13. RELEASE. In consideration for Silicon entering into this Agreement, Borrower hereby releases and forever discharges Silicon, and its successors, assigns, agents, shareholders, directors, officers, employees, agents, attorneys, parent corporations, subsidiary corporations, affiliated corporations, affiliates, and each of them, from any and all claims, debts, liabilities, demands, obligations, costs, expenses, actions and causes of action, of every nature and description, known and unknown, whether or not related to the subject matter of this Agreement, which Borrower now has or at any time may hold, by reason of any matter, cause or thing occurred, done, omitted or suffered to be done prior to the date of this Agreement. BORROWER WAIVES THE BENEFITS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES: "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR." Borrower understands that the facts which it believes to be true at the time of making the release provided for herein may later turn out to be different than it now believes, and that information which is not now known or suspected may later be discovered. Borrower accepts this possibility, and Borrower assumes the risk of the facts turning out to be different and new information being discovered; and Borrower further agrees that the release provided for herein shall in all respects continue to be effective--and not subject to termination or rescission because of any difference in such facts or any new information. This release is fully effective on the date hereof. Silicon is not releasing Borrower from any claims, debts, liabilities, demands, obligations, costs, expenses, actions or causes of action.

    14.  GENERAL PROVISIONS.

         14.1 INTEGRATION; AMENDMENT; WAIVERS. This Agreement and the Loan Documents set forth in full the terms of agreement between the parties and are intended as the full, complete and exclusive contract governing the relationship between the parties, superseding all other discussions, promises, representations, warranties, agreements and understandings between the parties with respect thereto. No term of the Loan Documents may be modified or amended, nor may any rights thereunder be waived, except in a writing signed by the party against whom enforcement of the modification, amendment or waiver is sought.
Any waiver of any condition in, or breach of, any of the foregoing in a particular instance shall not operate as a waiver of other or subsequent conditions or breaches of the same or a different kind. Silicon's exercise or failure to exercise any rights under any of the foregoing in a particular instance shall not operate as a waiver of its right to exercise the same or different rights in subsequent instances. Except as expressly provided to the contrary in this Agreement, or in another written agreement, all the terms, conditions and provisions of the Loan Documents shall continue in full force and effect. If in this Agreement's description of an agreement between the parties, rights and remedies of Silicon or obligations of the Borrower are described which also exist under the terms of the other Loan Documents, the fact that this Agreement may omit or contain a briefer description of any rights, remedies and obligations shall not be deemed to limit any of such rights, remedies and obligations contained in the other Loan Documents.

         14.2 PAYMENT OF EXPENSES. Without limiting the terms of the Loan Documents, Borrower shall pay all reasonable costs and expenses incurred by or on behalf of Silicon (including reasonable attorneys' fees) arising under or in connection with the Loan Documents, including without limitation, in connection with (i) the negotiation, preparation, execution and delivery of this Agreement and the Loan Documents, and any and all consents, waivers or other documents or instruments relating thereto, (ii) the filing and recording of any Loan Documents and any other documents or instruments or further assurances filed or recorded in connection with any Loan Document, (iii) any other action reasonably required in the course of administration hereof, including, but not limited to, all reasonable out-of-pocket expenses incurred in connection with audits and inspections, and (iv) the defense or enforcement of the Loan Documents, whether or not there is any litigation between the parties. All costs and expenses shall be added to the Obligations, as the Silicon shall determine, and shall earn interest at the highest rate provided for under the Loan Documents.

         14.3 NO THIRD PARTY BENEFICIARIES. Except as may be otherwise expressly provided for herein, this Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement.

         14.4 SEPARABILITY. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, illegal or unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

         14.5 COUNTERPARTS. This Agreement may be executed in any number of counterparts, which together shall constitute one and the same agreement.

         14.6 TIME OF ESSENCE. Time is of the essence in each of the Obligations of the Borrower and with respect to all conditions to be satisfied by the Borrower.

         14.7 STATUTE OF LIMITATIONS. The Borrower waives the benefit of all statute(s) of limitations in any action or proceeding based upon or arising out of this Agreement or the other Loan Documents.

         14.8 CONSTRUCTION; VOLUNTARY AGREEMENT; REPRESENTATION BY COUNSEL. This Agreement has been prepared through the joint efforts of all the parties. Neither its provisions nor any alleged ambiguity shall be interpreted or resolved against any party on the ground that such party's counsel was the draftsman of this Agreement. Each of the parties hereto represents and declares that such party has carefully read this Agreement and the agreements, documents and instruments being entered into in connection herewith and that such party knows the contents thereof and sign the same freely and voluntarily. The parties hereto acknowledge that they have been represented in negotiations for and preparation of this Agreement and the agreements, documents and instruments being entered into in connection herewith by legal counsel of their own choosing, and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their contents and legal affect.

         14.9 GOVERNING LAW; FORUM SELECTION. This Agreement has been entered into, and shall be governed by the laws of, the State of California. As a material part of the consideration to the parties for entering into this Agreement, each party (i) agrees that, at the option of Silicon, all actions and proceedings based upon, arising out of or relating in any way directly or indirectly to, this Agreement, or the Loan Documents, shall be litigated exclusively in courts located in Orange County, California; (ii) consents to the jurisdiction of any such court and consents to the service of process in any such action or proceeding (whether or not litigated in courts located in Orange County, California) by personal delivery or any other method permitted by law; and (iii) waives any and all rights to transfer or to change the venue of any such action or proceeding to any court located outside Orange County, California.

         14.10 FURTHER ASSURANCES. Borrower agrees to take all further actions and execute all further documents as Silicon may from time to time reasonably request to carry out the transactions contemplated by this Agreement.

         14.11 NOTICES. All notices, requests and demands to or upon the respective parties hereto shall be given in accordance with Section 7.1 of the Loan Agreements.

         14.12 MUTUAL WAIVER OF RIGHT TO JURY TRIAL. SILICON AND BORROWER EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (I) THIS AGREEMENT, OR ANY OF THE AGREEMENTS, INSTRUMENTS OR DOCUMENTS REFERRED TO HEREIN; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN OR AMONG THEM; OR (III) ANY CONDUCT, ACTS OR OMISSIONS OF SILICON OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH THEM; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

SILICON VALLEY BANK                         WAHLCO, INC.

By       /s/ Judy Sanchez                    By       /s/ Henry N. Huta
  -----------------------------------          -------------------------------
           Judy Sanchez
  Its     Senior Vice President              Name:  Henry N. Huta
     --------------------------------              ---------------------------
                                                                 President

                                            By    /s/ Theodore E. Lavoie
                                              -------------------------------
                                            Name: Theodore E. Lavoie
                                                  ---------------------------
                                                            Ast. Secretary

                             GUARANTORS' CONSENT

    The undersigned, guarantors, acknowledge that their consent to the foregoing Agreement is not required, but the undersigned nevertheless do hereby consent to the foregoing Agreement and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Continuing Guarantors executed by the undersigned in favor of Silicon, all of which are hereby ratified and affirmed and shall continue in full force and effect.

                             Guarantors:

                             Wahlco Environmental Systems, Inc.

                             By    /s/ Theodore E. Lavoie
                               ---------------------------------
                               Title:  Chief Financial Officer

                             Wexford Capital Corporation

                             By     /s/ Robert M. Davies
                               ---------------------------------
                               Title:  Vice President

                             Wexford Capital Farmers II, L.P.

                             By     /s/ Robert M. Davies
                               ---------------------------------
                               Title:  Vice President

                             Wexford Overseas Partner I, L.P.

                             By     /s/ Robert M. Davies
                               ---------------------------------
                                Title:  Vice President

                             WES Acquisition Corp.

                             By     /s/ Robert M. Davies
                               ---------------------------------
                               Title:  Vice President

[LOGO]        Silicon Valley Bank


PLEDGE AGREEMENT

PLEDGOR:      WES ACQUISITION CORP.         Initial Dollar Amount to
                                                     Be Pledged:
ADDRESS:      411 WEST PUTNAM STREET                $2,027,500*
              GREENWICH, CT  06830
                                            * plus such additional sums as may
                                            be deposited by Pledgor with
                                            Silicon from time to time
BORROWER:     WAHLCO, INC.

DATE:         MAY 9, 1996

THIS PLEDGE AGREEMENT is entered into as of the above date between SILICON VALLEY BANK ("Silicon"), whose address is 3000 Lakeside Drive, Santa Clara, California 95054-2895, and the pledgor named above ("Pledgor").

    1. PLEDGE OF FUNDS. Pledgor shall concurrently deposit with Silicon the sum set forth above and, may from time to time, deposit additional sums with Silicon, by wire transfer or cashier's check payable to Silicon, which funds shall be invested in a certificate of deposit issued by Silicon, at the interest rate currently offered by Silicon* (which, together with all proceeds thereof is referred to in this Agreement as the "Certificate of Deposit"). Pledgor hereby pledges to Silicon and grants Silicon a security interest in such funds and the Certificate of Deposit to secure the payment and performance of all present and future debts, duties, obligations, liabilities, representations, warranties and guaranties of the Pledgor to Silicon, heretofore, now, or hereafter made, incurred or created, whether primary, secondary, direct, absolute, contingent, fixed, secured or unsecured, whether as principal, guarantor or otherwise, whether joint or several, whether evidenced by written instrument or oral, whether monetary or non-monetary, and regardless of whether or not the instrument evidencing the same recites that it is secured hereby, including without limitation any and all of the foregoing arising under the Continuing Guaranty executed by Pledgor in favor of Silicon with respect to all present and future indebtedness, liabilities, guarantees and other obligations of the borrower named above ("Borrower") to Silicon, and all extensions and renewals and modifications thereof, and including without limitation any and all** attorneys' fees, court costs and collection charges incurred in endeavoring to collect or enforce any of the foregoing against Pledgor and any and all costs, fees and expenses incurred by Silicon in connection with any of the foregoing (all of the foregoing is hereinafter collectively referred to as the "indebtedness"). Pledgor acknowledges that the acceptance of the Certificate of Deposit and execution of this Agreement by Silicon shall not constitute a commitment of any kind by Silicon to make loans or other financial accommodations to Borrower or any other person. Unless and until an "Event of Default" (as defined below) shall occur, interest on the Certificate of Deposit shall be paid to Pledgor***.

      * for investments of a similar size
     ** reasonable
    *** on a monthly basis

    2. RENEWAL OF CERTIFICATE OF DEPOSIT. At the maturity of the Certificate of Deposit, Silicon is hereby authorized to reinvest the proceeds in a new Certificate of Deposit issued by Silicon having such term as Silicon shall specify, and bearing interest at the rate then regularly offered by Silicon. Silicon shall have no liability for any loss of interest on the Certificate of Deposit, whether resulting from delays in reinvesting the proceeds of the Certificate of Deposit or from any other cause.

    3. REPRESENTATION, WARRANTIES AND COVENANTS. Pledgor hereby represents and warrants that (i) Pledgor has good title to the Certificate of Deposit, free and clear of any and all claims, liens, encumbrances and security interests,
(ii) this Agreement has been duly and validly autho-rized, executed and delivered and constitutes the binding obligation of Pledgor, enforceable in accordance with its terms, and (iii) the execution and delivery of this Agreement does not violate or constitute a default under (with or without giving of notice, the passage of time, or both) any order, judgment, decree, instrument or agreement to which Pledgor is a party or by which it or its assets are affected or bound.

    4. RECOURSE TO CERTIFICATE OF DEPOSIT; EVENTS OF DEFAULT. If any Event of Default shall occur*, Silicon shall have the right, without notice to or demand upon Pledgor, to obtain payment of the Certificate of Deposit (regardless of whether or not it has matured and regardless of any loss of interest resulting from its payment prior to maturity of any other cause), and to apply the proceeds thereof to the Indebtedness, regardless of whether or not the Indebtedness is then due and payable by their terms. An "Event of Default", as used herein, shall be deemed to occur in the event Pledgor shall fail to pay or perform when due all or any part of the Indebtedness, or any other default or event of default occurs under, or as specified in, any present or future instrument or agreement between Silicon and Borrower or any other present or future instrument or agreement between Silicon and Pledgor.

    *and otherwise in accordance with section 6 hereof

    5. REMEDIES, CUMULATIVE; NO WAIVER. Silicon shall have the right to recourse to the Certificate of Deposit to the full extent provided for herein and in any other document or instrument evidencing obligation of Pledgor to Silicon. No election in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Silicon's right to proceed in any other form of action or proceeding or against any other party. The failure of Silicon to enforce any of the provisions of this Agreement at any time or for any period of time shall not be construed to be a waiver of any such provision or the right thereafter to enforce the same. All remedies hereunder shall be cumulative and shall be in addition to all rights, powers and remedies given to Silicon by law.

    6. TERM. This Agreement and Silicon's right hereunder shall continue in full force and effect until after all agreements between Silicon and Borrower and between Silicon and Pledgor have terminated and all of the Indebtedness has been fully paid, performed and discharged, PROVIDED that, and without limitation of the other rights and remedies of Silicon, on the Maturity Date (as defined in the Loan and Security Agreement dated October 26, 1995 between Silicon and Borrower, as amended, modified or supplemented from time to time) or on any earlier date of termination relating to the Indebtedness, Pledgor hereby authorized Silicon to apply immediately the proceeds of the Certificate of Deposit to the non-contingent Indebtedness without any further notice of any kind to Borrower or Pledgor, PROVIDED, FURTHER, Pledgor understands and agrees that a portion of the Certificate of Deposit will remain pledged to Silicon hereunder and subject to this Agreement relating to the amount of the then outstanding letters of credit until two weeks after the earlier of the expiry date thereof or the date of that the complete draw down of such letters of credit occurs.

    7. COSTS. Pledgor shall, upon demand, reimburse Silicon for all costs, fees and expenses, which are incurred by Silicon in connection with or arising out of this Pledge Agreement or the enforcement hereof (including without limitation attorneys' fees), whether or not suit be brought.

    8. INTEGRATION. This Agreement is the entire and only agreement between Pledgor and Silicon with respect to the subject matter hereof, and all representations, warranties, agreements or undertakings with respect to the subject hereof which are not set forth herein, are superseded hereby. Nothing herein shall, however, limit or affect any of the terms or provisions of any other document or agreement between Pledgor and Silicon, and all of the same shall continue in full force and effect.

    9. REVIVOR. If any payment made on any of the Indebtedness or on any of the indebtedness, liabilities or obligations of the Borrower to Silicon shall for any reason be required to be returned by Silicon, whether on the ground that such payment constituted a preference or for any other reason, then for purposes of this Agreement, and notwithstanding any prior termination of this Agreement, such payment shall be treated as not having been made, and this Agreement shall in all respects be effective with respect to the Indebtedness as though such payment had not been made; and if the Certificate of Deposit or the funds represented thereby have been released or returned to Pledgor, then Pledgor shall return the Certificate of Deposit or the funds, as the case may be, to Silicon, to be held and dealt with in accordance with the terms of this Agreement.

    10. WAIVER; AMENDMENT. The terms and provisions hereof may not be waived, altered, modified, or amended except in a writing executed by Pledgor and a duly authorized officer of Silicon.

    11. SUCCESSORS. All rights, benefits and privileges hereunder shall inure to the benefit of and be enforceable by Silicon and its successors and assigns and shall be binding upon Pledgor and his heirs, executors, administrators, personal representatives, successors and assigns.

    12. HEADINGS. Paragraph headings are used herein for convenience only; the same may not describe completely the subject matter of the applicable paragraph, and the same shall not be used in any manner to construe, limit, define or interpret any term or provision hereof.

    13. GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed, and interpreted in accordance with the laws of the State of California. Pledgor hereby agrees that all actions or proceedings relating directly or indirectly hereto may, at the option of Silicon, be litigated in courts located within said State, and Pledgor hereby expressly consents to the jurisdiction of any such court and consents to the service of process in any such action or proceeding by personal delivery or by certified or registered mailing directed to Pledgor at his last address known to Silicon.

    14. MUTUAL WAIVER OF JURY TRIAL. Silicon and Pledgor each hereby waive the right to trail by jury in any action or proceeding based upon, arising out of, or in any way relating to: (i) this Agreement; or (ii) any other present or future instrument or agreement between Silicon and Pledgor; or (iii) any conduct, acts or omissions of Silicon or Pledgor or any of their directors, officers, employees, agents, attorneys or any other persons affiliated with Silicon or Pledgor; in each of the foregoing cases, whether sounding in contract or tort or otherwise.

    SILICON:

              SILICON VALLEY BANK

              BY       /S/ JUDY SANCHEZ
                ------------------------------
                         Judy Sanchez

                Title  Senior Vice President
                ---------------------------------

    Pledgor:
              WES ACQUISITION CORP.

              By      /s/ Robert M. Davies
                ------------------------------

               Title    Vice President
                    --------------------------

[LOGO]        SILICON VALLEY BANK

CERTIFIED RESOLUTION-GUARANTEE

GUARANTOR:    WES ACQUISITION CORP.,
              A CORPORATION ORGANIZED UNDER THE LAWS OF
              THE STATE OF DELAWARE

DATE:         MAY 9, 1996

    I, the undersigned, Secretary or Assistant Secretary of the above-named corporation, a corporation organized under the laws of the state set forth above, do hereby certify that the following is a full, true and correct copy of resolutions duly and regularly adopted by the Board of Directors of said corporation as required by law, and by the by-laws of said corporation, and that said resolutions are still in full force and effect and have not been in any way modified, repealed, rescinded, amended or revoked.

    WHEREAS, it is in the direct interest of this corporation to assist the following person (the "Borrower"):

                                  Wahlco, Inc.

    in procuring credit from Silicon Valley Bank ("Lender"), because Borrower is an affiliate of this corporation, furnishes goods or services to this corporation, purchases or acquires goods or services from this corporation, and/or otherwise has a direct or indirect corporate or business relationship with this corporation;

    RESOLVED, that any officer of this corporation is hereby authorized and directed to; execute and deliver on behalf of this corporation a guarantee with respect to all indebtedness, liabilities and obligations of Borrower to Lender, whether now existing or hereafter arising or acquired; to pledge or assign to Lender, and to grant to Lender a security interest and lien in, any and all assets and property, real and personal, of this corporation as security for all indebtedness, liabilities and obligations of this corporation to Lender, now existing or hereafter arising, including without limitation the obligations of this corporation under said guarantee, and to execute and deliver in connection therewith, one or more pledge agreements, assignments, security agreements Uniform Commercial Code financing statements, deeds of trust and mortgages, in form and substance satisfactory to Lender, to execute and deliver any and all amendments, modifications, extensions, renewals, replacements and agreements, documents, instruments relating to the foregoing or requested by Lender, and to execute and deliver any and all instruments, papers and documents and to do all other acts that said officers may deem convenient or proper to effectuate the purpose and intent of these resolutions.

    RESOLVED, all actions heretofore taken and all documentation heretofore executed and delivered by any of said officers, or by any individual who currently holds or has held any of said offices, in furtherance of the foregoing is hereby ratified, adopted, approved and confirmed and declared to be binding and enforceable obligations of this corporation in accordance with the respective terms and provisions thereof; and that the authorizations herein set forth shall remain in full force and effect until written notice of any modification or discontinuance shall be given to and actually received by Lender, but no such modification or discontinuance shall effect the validity of the acts of any person, authorized to so act with these resolutions, before the receipt of any such notice by Lender.

    The undersigned further hereby certifies that the following persons are the duly elected and acting officers of this corporation and that the following are their actual signatures:

    NAMES                    OFFICE(S)                ACTUAL SIGNATURES
     Charles E. Davidson      President                /s/ Charles E. Davidson
     ----------------------   ----------------------   ------------------------
     Robert M. Davies         Vice President           /s/ Robert M. Davies
     ----------------------   ----------------------   ------------------------
     Steven Suss              Secretary & Treasurer    /s/ Steven Suss
     ----------------------   ----------------------   ------------------------

         IN WITNESS WHEREOF, I have hereunto set my hand as such Secretary or Assistant Secretary on the data set forth above.

                                                      /s/ S. Suss
                                            --------------------------------
                                            Secretary or Assistant Secretary